Comerica Incorporated

Morgan Stanley Financials Conference
June 9, 2015

Lars Anderson
Vice Chairman,
The Business Bank

Karen Parkhill
Vice Chairman and
Chief Financial Officer

relationships

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: A Brief Overview

Comerica Strengths

Founded 165 years ago	LONG HISTORY
Products & services of a large bank with the culture of a community bank	NIMBLE SIZE $69B in Assets
Strong presence in Texas, California, & Michigan	ATTRACTIVE FOOTPRINT
Complemented by Retail Bank and Wealth Management	PRIMARILY A BUSINESS BANK
Trusted Advisor approach	RELATIONSHIP BANKING STRATEGY
Strong capital position, Prudent credit underwriting	CONSERVATIVE

Loans by Business Line

(1Q15 average)



Business Bank
$37.8B
78%
Total
$48.2B
Retail Bank
$5.6B
12%
Wealth Management
$4.8B
10%

Deposits by Business Line

(1Q15 average)



Business Bank
$30.2B
53%
Total
$57.0B
Retail Bank
$22.4B
39%
Wealth Management
$4.0B
7%
Finance & Other
$0.4B
1%

At 3/31/15

Comerica Bank

3

Attractive Footprint

Provides Diversity & Important Counterbalances for Business Bank

Comerica Located in 7 of the Top 10 Most Populous Cities[1]

(Population in millions)



New York 8.4
Los Angeles 3.9
Chicago 2.7
Houston 2.2
Philadelphia 1.6
Phoenix 1.5
San Antonio 1.4
San Diego 1.4
Dallas 1.3
San Jose 1.0

Business Bank Loans by Market

(1Q15 average)



California
$13.3B
36%
Texas
$8.9B
23%
Total
$37.8B
Michigan
$9.1B
24%
Other Markets
$6.5B
17%

Business Bank Deposits by Market

(1Q15 average)



California
$11.9B
39%
Texas
$5.1B
17%
Total
$30.2B
Michigan
$7.1B
24%
Other Markets
$6.1B
20%

At 3/31/15 • [1]Source: US Census Bureau, released 2014.

Comerica Bank

4

Commercial Focus & Deep Industry Expertise
Driving Growth



Highest % of Business Loans[1]
(At 3/31/15)
HBAN 65
STI 74
FITB 74
KEY 77
RF 79
MTB 84
FHN 84
CFR 92
BOKF 92
CMA 95



Average Loan Growth[2]
(1Q15 vs. 4Q14)
Peer Average: 1.3%
BOKF 4.8%
KEY 1.7%
CMA 1.7%
FHN 1.6%
CFR 1.5%
HBAN 1.5%
MTB 1.2%
RF 1.0%
ZION 0.8%
BBT 0.5%
STI -0.1%
FITB -0.6%



Business Bank
Diverse Loan Portfolio
(1Q15 averages)
Corporate Banking $4.6B 12%
Mortgage Banker $1.4B 4%
Commercial Real Estate $4.2B 11%
Tech. & Life Sciences $2.9B 8%
Total $37.8B
National Dealer $5.9B 16%
Environmental Services $1.0B 2%
Energy $3.7B 10%
Entertainment $0.6B 2%
General Middle Market $13.5B 35%
= Total Middle Market - 73%

[1]Source: SNL Financial. Total Comerica loans less consumer loans. Excludes BBT and ZION as amounts were not available • [2]Source: SNL Financial. Total Comerica loans.

Comerica Bank

5

Long-Tenured, Experienced Business Bank Team

President, Michigan Market
24 years
- Middle Market
- Environmental Services

President, California Market
33 years
- Middle Market
- Tech & Life Sciences
- Entertainment

President, Texas Market
31 years
- Middle Market
- Energy

Director, Commercial Real Estate
16 years
- Local developer
- National developer
- Community Development Finance (LIHTC)

Director, Corporate Banking
27 years
- Mortgage Banker
- Leasing
- Captive Insurance
- US Banking

Director, Business Finance
27 years
- International
- National Dealer
- Health & Education

Director, Administration
37 years

Director, Treasury Management
16 years

At 3/31/15 • Years = tenure with Comerica

Comerica Bank

6

Continued Focus on Efficient Growth
Resulting in Deeper, More Satisfied Customer Relationships

Initiatives to Facilitate Growth

- Trusted Advisor training
- High Performance Planning & Execution: analytical tool provides deeper insights into customers
- Business Owner Advisory Services: linking Business Bank with Wealth Management

Driving Results

- Anticipating customer needs
- Increasing cross-sell penetration
- Increasing customer loyalty
- Differentiating from competitors
- Identifying & sharing best practices
- Better management of resources

14 National & Regional Excellence Awards Middle Market & Small Business Banking[1]

- Overall Satisfaction
- Likelihood to Recommend
- Relationship Manager capability
- Credit Policy
- International Service
- Financial Stability
- Overall Satisfaction – West
- Several Treasury Management Awards

Average Managed Balances Per RM[2]

($ in millions)



212
235
252
268
270
2011
2012
2013
2014
1Q15

[1]The Greenwich Excellence Awards for Middle Market Banking are based on nearly 13,000 market research interviews with U.S. companies with sales revenues of $10-500 million. The Greenwich Excellence Awards for Small Business Banking are based on more than 15,000 market research interviews with U.S. companies with annual revenues of $1-10 million. • [2]RM = Relationship Manager. Managed balance = commitments plus deposits.

Comerica Bank

7

Texas
Weathered Many Cycles

- Established presence: 1988
- Business friendly state
- Texas April unemployment rate at 4.2%, well below U.S. rate of 5.4%[1]
- Less than 15% of Texas GDP reliant on the energy sector[1]
- Comerica's strategy built to withstand economic cycles

Texas Market Loans

(1Q15 average)



San Antonio
$0.2B
2%
Houston
$4.0B
35%
Total
$11.5B
Austin
$0.5B
4%
Dallas
$4.8B
42%
Other[2]
$2.0B
17%

Texas Commercial Real Estate

(Period-end, based on location of property)



Multifamily
$499MM
55%
Total
$905MM
Commercial
$93MM
10%
Office
$69MM 8%
Land
$52MM 6%
Other
$23MM 3%
Single Family
$48MM 5%
Retail
$121MM 13%

Net Charge-offs

(In basis points)



Total CMA
Texas
Energy
Peer Average[3]
240
200
160
120
80
40
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q15

At 3/31/15 • [1]Source Moody's Analytics • [2]Primarily includes businesses with a national perspective • [3]Source SNL Financial

Comerica Bank

8

9 Energy Line of Business30+ Years Experience with Strong Performance Through Cycles At 3/31/15 ● 12Q15 balances though 5/31/15 are preliminary and subject to change .  Granular portfolio: ~200 customers  Represents 7% of average total loans1  $3.5B 2Q15 avg. loans thru 5/31/15, down $200MM from 1Q151  Loan commitments down ~5%; utilization declined to 48% (from 50% at 3/31/15) 1Credit Quality:  Increased reserve allocations for energy in both 4Q14 & 1Q15  Avg. NCO 14 bps over the past 10 years -peaked at 69 bps in FY09  ~95% of loans have security  Semi-annual borrowing base re-determinations ~85% complete at 5/31/15  Negative credit migration continues, particularly in Energy Services, but losses remain minimal thru 5/31/15 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 3,33 2 3,49 2 3,70 0 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 Average Loans($ in millions) Exploration & Production 70%Midstream15% Service15% Natural Gas 10% Oil42% Mixed18% Diverse Customer Base(Based on period-end outstandings) 10 At 3/31/15 ● 12Q15 average balance though 5/31/15 is preliminary and subject to change ● 2MBA Origination Volumes $ in billions. Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 5/18/15  $2.0B average loans in 2Q15 (thru 5/31)1• Ramping up with spring/summer home sale season • Refinance volume remains strong• Increasing market share  Pipeline is strong & growing  Provide short-term warehouse financing  Focus on full banking relationships 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,31 9 1,59 5 1,39 7 1,39 9 200 300 400 500 600 700 800 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 MBA Mortgage Origination Volumes Average Loans($ in millions) Mortgage Banker Finance50 Years Experience With Excellent Reputation MBA Mortgage Originations Forecast2($ in billions) 313 378 318 272 251 319 316 284 1Q15Actual 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 2

Technology and Life Sciences
20+ Years Experience Provides Competitive Advantage

- Products and services tailored to meet the needs of emerging companies throughout their lifecycle
- Strong relationships with top-tier investors
- National business headquartered in Palo Alto, CA, operating from 14 offices in the U.S. and Toronto
- Top notch relationship managers with extensive industry expertise

Customer Segment Overview
(% based on loan outstandings)

- ~20% Early Stage
- ~40% Growth
- ~10% Late Stage
- ~25% Equity Funds Services
- ~5% Leveraged Finance

TLS Average Loans and Deposits
($ in billions)



Average Loans
Average Deposits
1.3
4.1
1.8
5.0
2.0
5.1
2.5
5.8
CAGR +12%
CAGR +25%
2011
2012
2013
2014

At 3/31/15

Comerica Bank

11

Second Quarter Update
Continued, Steady Loan Growth

Average Loans
($ in billions)



Loan Yields
45.1
46.7
47.2
47.4
48.2
48.8
3.39
3.31
3.22
3.22
3.19
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15 Thru 5/31

Average Deposits
($ in billions)



52.8
53.4
55.2
57.8
57.0
57.3
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15 Thru 5/31

April and May Trends[1]

Loans
- Seasonal growth in Mortgage Banker
- Modest growth in general Middle Market, led by Michigan
- Decline in Energy with reduced loan demand
- Growth in MI & CA more than offsets slowdown in TX
- Maintaining credit underwriting and pricing discipline

Deposits
- Growth driven by increase in noninterest-bearing deposits

2Q15 average balances though 5/31/15 are preliminary and subject to change • [1]Comparisons to 1Q15

Comerica Bank

12

Interest Rate Sensitivity
Remain Well Positioned for Rising Rates

Estimated Net Interest Income: Annual (12 month) Sensitivities
Based on Various Assumptions
Additional Scenarios are Relative to 1Q15 Standard Model
($ in millions)



~110
~190
~200
~210
~220
~260
~320
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
1Q15 Standard Model
Addl. ~3% Loan Growth
Up 300 bps

Deposits: Large Proportion of NIB[1] Loan Portfolio: Primarily Floating Rate



Interest-bearing 53%
Noninterest-bearing 47%
Libor-Based ~65%
Fixed Rate ~15%
Prime-Based ~20%

Standard Model Estimated Increase to Net Interest Income
($ in millions)



~160
~180
~210
~220
~220
Increased as deposit growth outpaced loans
4Q11
4Q12
4Q13
4Q14
1Q15

At 3/31/15 • [1]NIB = Noninterest-bearing deposits • For methodology see the Company's Form 10Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

13

Potential Impacts from LCR Manageable

Liquidity Coverage Ratio (LCR)

- Expect to reach compliance within the phased-in timeline by adding $1-3B in wholesale funding by FYE16[1]
- Manage fluidly: how much HQLA needed depends on loan & deposit growth
- Carefully balancing impact to asset sensitivity & earnings
- Modified rule = competitive advantage

Near-Term Potential Impact Dependent on Type of Funding and Investment

Funding	Investment	Interest Rate Sensitivity	Earnings[2]
Floating	Cash	Neutral	↓
Floating	Fixed Rate Securities	↓	↑
Fixed	Cash	↑	↓
Fixed	Fixed Rate Securities	Neutral	↓

Multiple Funding Sources

- ~$7B unencumbered securities
- Loan to deposit ratio of 85%
- Access to wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $-0- outstanding
  - $5B borrowing capacity
- Brokered deposits

Recent Issuance: Relatively Neutral to Earnings & Asset Sensitivity[3]



Issued $500MM Senior Bank Debt swapped to floating
Use of Proceeds:
Cash
Treasuries
GNMAs

At 3/31/15 • [1]Estimate as of 6/5/15 • [2]Based on investment options in the current rate environment assuming matched term. • [3]Impact of issuance on asset sensitivity and earnings is expected not to be material. Issuance is already incorporated into our interest rate sensitivity model, as disclosed in our 3/31/15 10-Q, as filed with the SEC.

Comerica Bank

14

15 Managing Through Projected Near-Term Expense Increases  In addition, face typical inflationary pressures such as merit raises, occupancy, T&E, etc.  Expect $12-14MM annual run rate savings from actions taken in 3Q14 & 4Q14. $ in millions ● Estimated. Outlook as of 6/5/15 ● 1Excludes maintenance costs associated with projects; includes hardware/software depreciation and labor costs directly expensed associated with technology-related projects. ● 2Impact of change in accounting presentation of a card program contract (previously presented revenues net of expenses). 68 ~100 2014 2015 +~32MM Technology Projects1 - ~180 2014 2015 N/M Change in Card Presentation2 22 ~30 2014 2015 +~8MM Regulatory RelatedExcluding Technology 39 ~46 2014 2015 + ~7MM Pension Offset in Noninterest Income(No impact to bottom line) Primarily due to lower discount rate (set annually on 12/31) Added over 150 people since 2008Technology expense to ramp up second half of year 16 Expenses Remain Well ControlledContinued Focus on Efficiency At 3/31/15 ● 1Normal fed fund rate of 3-4% not necessary to reach long-term goal. ● 2Goal as of 6/5/15 11,4 44 11,3 50 11,2 87 11,2 09 10,8 92 10,8 16 10,7 00 10,7 82 10,1 86 9,40 2 9,07 3 9,46 8 9,03 5 8,94 8 8,87 6 $6.0 $6 .8 $7.1 $7 .5 $7.4 $7 .8 $8.4 $8.5 $9 .2 $9.2 $8.8 $8.9 $ 10.3 $10 .7 $11 .4 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 Employees Avg. Loans + Deposits/Employee Driving Efficiency While Growing Loans & Deposits($ in millions) Factors Expected to Drive Long-Term Efficiency Ratio Goal2 51.8% 50.7% 50.4% 54.0% 47.1% 53.2% 55.6% 58.0% 58.9% 58.6% 65.3% 68.6% 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 4Q1 4 1Q1 5 Average: 53.8% 10-Years Prior to the Downturn Long-TermGoal: Below 60% Long-Term Efficiency Ratio Goal2: < 60% 1Q15 Long-Term Goal Expense Growth Fee Income Growth Loan Growth ~2-3% Normal1(~3-4%) Fed Funds Rate 69% 2-3% 3-4% 3-4% Below 60%

17 Well Positioned for the Future As of 3/31/15 ● 1Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10Q, as filed with the SEC GROWING LOANS & FEE INCOME CONTROLLING EXPENSES MAINTAINING ASSET QUALITY MANAGING CAPITAL POSITIONED FOR RISING RATES • Positioned in faster growing markets and industries• Focus on cross-sell to drive fee income • Continued tight expense control while making necessary investments • Strong Capital base; Basel III Common Equity Tier 1 Capital: 10.40%• Continue share buyback; Increased dividend in 2Q15 • Strong credit culture leads to solid credit metrics• Weathered cycle well relative to peers • 200 bps increase in rates expected to result in >10% increase in net interest income1 Appendix

Financial Summary

	1Q15	4Q14	1Q14
Diluted income per common share	$0.73	$0.80	$0.73
Net interest income	$413	$415	$410
Loan accretion	3	9	12
Provision for credit losses	14	2	9
Noninterest income[3]	256	225	208
Noninterest expenses[3]	460	419	406
Net income	134	149	139
Total average loans	$48,151	$47,361	$45,075
Total average deposits	56,990	57,760	52,770
Basel III common equity Tier 1 capital ratio[1]	10.40%	n/a	n/a
Tier 1 common capital ratio[1,2]	n/a	10.50%	10.58%
Average diluted shares (millions)	*182*	*184*	*187*

$ in millions, except per share data • n/a – not applicable • [1]Basel III capital rules (standardized approach) became effective for Comerica on 1/1/15. The ratio reflects transitional treatment for certain regulatory deductions and adjustments. Capital ratios for prior periods are based on Basel I rules. • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. • [3]Including the $44MM impact of accounting presentation of a card program.

Comerica Bank

19

First Quarter 2015 Results

	1Q15	Change From 4Q14	Change From 1Q14
Total average loans	48,151	790	3,076
Total average deposits	56,990	(770)	4,220
Net interest income	413	(2)	3
Loan accretion	3	(6)	(9)
Provision for credit losses	14	12	5
Noninterest income	256	n/m	n/m
Excl. impact of acct. presentation[1]	212	(13)	4
Noninterest expenses	460	n/m	n/m
Excl. impact of acct. presentation[1]	416	(3)	10
Net income	134	(15)	(5)
Earnings per share (EPS)[2]	0.73	(0.07)	--
Tangible Book Value Per Share[3]	38.47	0.75	1.97
Shares repurchased[4]	1.4MM shares or $59MM		

Key QoQ Performance Drivers

- Strong average loan growth across all markets & most businesses
- Net interest income relatively stable
- Credit quality remains strong
- Excluding $44MM impact of change in accounting presentation of a card program:
  - Noninterest income lower due to lower derivative activity & commercial lending fees
  - Expenses decline with lower occupancy expense offset by seasonally higher compensation
- Share repurchases[4], combined with dividends, returned $95 million to shareholders

$ in millions, except per share data • n/m – not meaningful • 1Q15 compared to 4Q14 • [1]Excluding the $44MM impact of accounting presentation of a card program. The Corporation believes this information will assist investors, regulators, management and others in comparing results to prior quarters. • [2]EPS based on diluted income per share. • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. • [4]Shares repurchased under the equity repurchase program.

Comerica Bank

20

21 Diverse Footprint Drives Growth $ in billions 10.4 11.0 11.1 11.3 11.5 1Q14 2Q14 3Q14 4Q14 1Q15 Average Loans 10.9 10.7 10.6 10.8 11.1 1Q14 2Q14 3Q14 4Q14 1Q15 Average Deposits 14.8 15.4 15.5 15.8 16.2 1Q14 2Q14 3Q14 4Q14 1Q15 Average Loans 14.8 15.4 16.4 18.0 16.8 1Q14 2Q14 3Q14 4Q14 1Q15 Average Deposits 13.5 13.5 13.3 13.2 13.3 1Q14 2Q14 3Q14 4Q14 1Q15 Average Loans 20.6 20.7 21.2 21.6 21.7 1Q14 2Q14 3Q14 4Q14 1Q15 Average Deposits +11% +1% +9% +14% +5% -2% +2% +2% +3% -7% +1% +1% 22 Average Deposits Decline Following Robust 4Q14Period-end Balances Relatively Stable At 3/31/15● 1Interest costs on interest-bearing deposits ● 2Source: SNL Financial Average Balances Period-end Strong Deposit Base($ in billions) 52.8 53.4 55.2 57.8 57.0 57.5 57.6 0.15 0.15 0.15 0.15 0.15 1Q14 2Q14 3Q14 4Q14 1Q15 4Q14 1Q15 Deposit Rates1 27% 29% 30% 32% 34% 34% 37% 38% 39% 42% 43% 48 % FHN ST I HBA N BBT FITB R F MTB BOK F KEY CFR ZIO N CMA Noninterest-Bearing as aPercent of Total Deposits2(1Q15 average) 23 20 17 16 15 15 14 12 10 8 8 5 BOK F FITB BB T STI HBA N KEY FHN RF ZIO N MTB CMA CFR One of the Lowest Cost of Deposits2(In basis points)

Loans by Business and Market

By Line of Business	1Q15	4Q14	1Q14
Middle Market			
General	$13.5	$13.4	$13.5
Energy	3.7	3.5	3.0
National Dealer Services	5.9	5.7	5.3
Entertainment	0.6	0.6	0.5
Tech. & Life Sciences	2.9	2.7	2.3
Environmental Services	1.0	1.0	0.9
Total Middle Market	$27.6	$26.9	$25.5
Corporate Banking			
US Banking	2.7	2.7	2.7
International	1.9	1.8	1.8
Mortgage Banker Finance	1.4	1.4	0.9
Commercial Real Estate	4.2	4.2	4.0
BUSINESS BANK	**$37.8**	**$37.0**	**$34.9**
Small Business	3.7	3.7	3.6
Retail Banking	1.9	1.8	1.8
RETAIL BANK	**$5.6**	**$5.5**	**$5.4**
Private Banking	4.8	4.9	4.8
WEALTH MANAGEMENT	**$4.8**	**$4.9**	**$4.8**
TOTAL	**$48.2**	**$47.4**	**$45.1**

By Market	1Q15	4Q14	1Q14
Michigan	$13.3	$13.2	$13.5
California	16.2	15.8	14.8
Texas	11.5	11.3	10.4
Other Markets	7.2	7.1	6.4
TOTAL	**$48.2**	**$47.4**	**$45.1**

Total average loans increased $790MM, or 2% from 4Q14

+ $208MM Energy
+ $178MM Tech. & Life Sciences
+ $145MM National Dealer
+ $135MM General Middle Market
+ $ 52MM Small Business

Average $ in billions • 1Q15 compared to 4Q14

Comerica Bank

23

Deposits by Business and Market

By Line of Business	1Q15	4Q14	1Q14
Middle Market			
General	$15.6	$15.8	$14.1
Energy	0.7	0.7	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.1	6.2	5.7
Environmental Services	0.2	0.1	0.1
Total Middle Market	$22.9	$23.1	$20.7
Corporate Banking			
US Banking	2.6	3.3	2.5
International	2.0	1.9	1.7
Mortgage Banker Finance	0.6	0.5	0.6
Commercial Real Estate	2.1	2.1	1.5
BUSINESS BANK	**$30.2**	**$30.9**	**$27.0**
Small Business	2.9	2.9	2.6
Retail Banking	19.5	19.4	19.0
RETAIL BANK	**$22.4**	**$22.3**	**$21.6**
Private Banking	4.0	4.1	3.6
WEALTH MANAGEMENT	**$4.0**	**$4.1**	**$3.6**
Finance/ Other	0.4	0.5	0.6
TOTAL	**$57.0**	**$57.8**	**$52.8**

By Market	1Q15	4Q14	1Q14
Michigan	$21.7	$21.6	$20.6
California	16.8	18.0	14.8
Texas	11.1	10.8	10.9
Other Markets	7.0	6.9	5.9
Finance/ Other	0.4	0.5	0.6
TOTAL	**$57.0**	**$57.8**	**$52.8**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

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25 National Dealer Services At 3/31/15 ● 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Toyota/Lexus15% Honda/Acura 13% Ford 8% GM 9% Chrysler 9% Mercedes 3% Nissan/ Infiniti 8%Other European 11% Other Asian 13% Other111% Franchise Distribution(Based on period-end loan outstandings) Geographic DispersionCalifornia 62% Texas 9%Michigan 18% Other 11% Average Loans($ in billions)  65+ years of Floor Plan lending, with 20+ years on a national basis  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Strong credit quality  Robust monitoring of company inventory and performance 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 Floor Plan 26 Commercial Real Estate Line of Business At 3/31/15 ● 1Includes CRE line of business loans not secured by real estate. ● 2Excludes CRE line of business loans not secured by real estate. 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 4.2 4.2 4.2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 5.5 5.6 6.1 6.4 6.4 1Q14 2Q14 3Q14 4Q14 1Q15 Commitments($ in billions; Based on period-end) +16% 1 Michigan$243 7% California$1,765 52% Texas$905 27%Florida$115 3% Other$374 11% CRE by Market2($ in millions; Based on location of property)

27 Shared National Credit (SNC) Relationships At 3/31/15 ● SNCs are not a line of business. The balances shown above are included in the line of business balances. ●SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.  SNC relationships included in business line balances  Approximately 850 borrowers  Strategy: Pursue full relationships with ancillary business  Comerica is agent for approx. 19%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio Period-end Loans of $10.8B Commercial Real Estate$0.7B 6% Corporate $2.7B 25% General$2.4B 22%National Dealer $0.4B 4% Energy$3.3B 30% Entertainment$0.3B 3% Tech. & Life Sciences$0.3B 3% Environmental Services $0.4B 4% Mortgage Banker$0.3B 3% = Total Middle Market (66%) 28 Government Card ProgramsGenerate Valuable Retail Deposits At 3/31/15 ● 1Source: the Nilson Report July 2014, based on 2013 data ● 2Based on a 2014 survey conducted by KRC Research ● 3Source: U.S. Department of the Treasury ● 4Source: Social Security Administration 720 948 1,221 1,444 1,592 2011 2012 2013 2014 YTD 2015 US Treasury ProgramState Card Programs Growing Average Noninterest-Bearing Deposits($ in millions)  #1 prepaid card issuer in US1  State/ Local government benefit programs:• 49 distinct programs  US Treasury Direct Express Program:• Exclusive provider of prepaid debit cards since 2008; contract extended to January 2020• ~80k new accounts per month• 95% of Direct Express card holders report they are satisfied2• Eliminating monthly benefit checks, resulting in significant taxpayer savings3 # of Social Security Beneficiaries4(in millions) 25 30 35 40 45 50 55 60 1970 1975 1980 1985 1990 1995 2000 2005 2010 Key Facts

29 Continued Strong Credit QualityProvision of $14MM At 3/31/15 ● 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications. ● 2Loans related to energy at 3/31/15 included approximately $3.6B of loans in our Energy business line & approximately $750MM loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices. 2,139 2,188 2,094 1,893 2,067 0.76 0.75 0.75 0.62 0.59 1Q14 2Q14 3Q14 4Q14 1Q15 NPAs as a Percentage of Total Loans + ORE Net Loan Charge-offs($ in millions) Criticized Loans1($ in millions) 594 591 592 594 601 1.8 1.7 1.7 2.1 2.2 1Q14 2Q14 3Q14 4Q14 1Q15 NPL Coverage 12 9 3 1 8 10 8 3 1 7 1Q14 2Q14 3Q14 4Q14 1Q15 NCO Ratio  Closely monitoring Energy business line, as well as energy-related exposure2  At this point in the cycle, energy portfolio continues to perform well  Increased reserve allocation for energy exposure (including qualitative component) Energy (In basis points) Allowance for Loan Losses($ in millions) 30 Securities Portfolio At 3/31/15 ● 1Estimated as of 3/31/15. Excludes auction rate securities (ARS). ● 2Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio. Securities Portfolio:  Duration of 3.6 years1 • Extends to 4.5 years under a 200 bps instantaneous rate increase1  Net unrealized pre-tax gain of $128MM2  Net unamortized premium of $45MM  GNMA about 27% of MBS portfolio  Purchased ~$500MM in Treasury Securities (late in 4Q14) 8.9 9.0 9.0 9.0 9.1 9.2 9.3 9.3 9.4 9.4 9.4 9.9 10.1 10.1 2.42 2.35 2.29 2.27 2.26 1Q14 2Q14 3Q14 4Q14 1Q15 4Q14 1Q15 Other (Incl. Treasury Securities)Mortgage-backed Securities (MBS)MBS Yield Securities Portfolio($ in billions) Average Balances Period-end

Net Interest Income Relatively Stable
Loan Volume Offset by 2 Fewer Days in 1Q15



Net Interest Income
($ in millions)
Accretion
NIM
410
416
414
415
413
12
10
3
9
3
2.77
2.78
2.67
2.57
2.64
1Q14
2Q14
3Q14
4Q14
1Q15

Net Interest Income and Rate NIM[1]:

$415MM	**4Q14**	**2.57%**
 -7 -6 -4 +7 +6	Loan impacts: Two fewer days in 1Q15 Loan accretion Lower prepayment fees & nonaccrual interest Lease residual value adj. (4Q) Loan growth	 -- -0.04 -0.02 +0.05 --
+2	Securities impacts	-0.01
+1	Deposit impacts	--
-1	Lower balances at the Fed	+0.09
$413MM	**1Q15**	**2.64%**

+200 bps rate rise = ~$220MM[2]
Estimated increase to net interest income over 12 months

[1]1Q15 compared to 4Q14 • [2]For methodology see the Company's Form 10Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

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Noninterest Income
Impacted by a Change in Accounting Presentation of a Card Program



Noninterest Income
($ in millions)
Impact of change in accounting presentation of a card program
208
220
215
225
256
44
1Q14
2Q14
3Q14
4Q14
1Q15

Noninterest income:

+$44MM Impact of a change in accounting presentation of a card program (previously presented revenues net of expenses)

- $7MM Customer Derivative Income, reflecting a few large transactions in 4Q14

- $4MM Commercial Lending Fees, reflecting a seasonal decline post robust year-end activity

1Q15 compared to 4Q14 • Excluding the impact of a change in accounting presentation of a card program, noninterest income would have decreased by $13MM.

Comerica Bank

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Noninterest Expenses
Impacted by a Change in Accounting Presentation of a Card Program



Noninterest Expenses
($ in millions)
Impact of change in accounting presentation of a card program
406
404
397
419
460
44
1Q14
2Q14
3Q14
4Q14
1Q15

Noninterest expenses:

+$44MM Impact of a change in accounting presentation of a card program

- $8MM Occupancy expense, primarily reflecting a real estate optimization charge taken in 4Q14 & several discrete 1Q15 items

- $3MM Consulting expense

+$8MM Salaries & benefits expense:
- + Annual stock compensation
- + Seasonally higher payroll taxes
- + Pension
- - 2 Fewer days
- - Seasonally lower healthcare

1Q15 compared to 4Q14 • Excluding the impact of accounting presentation of a card program, noninterest expenses would have decreased by $3MM.

Comerica Bank

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Active Capital Management

2015 Capital Plan Target[1]:

- Up to $393MM equity repurchases over five quarters (2Q15 through 2Q16)
- Increased quarterly dividend 5% to $0.21 per share in 2Q15



Shareholder Payout3
($ in millions)
Dividends
Share Repurchases3
47%
28%
19%
79%
58%
21%
76%
53%
23%
66%
42%
24%
71%
44%
27%
2011
2012
2013
2014
1Q15



Tangible Book Value Per Share2
$31.40
$33.36
$35.64
$37.72
$38.47
2011
2012
2013
2014
1Q15



Dividends Per Share Growth
0.40
0.55
0.68
0.79
+98%
2011
2012
2013
2014

[1]Outlook as of 6/5/15 • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [3]Shares repurchased under equity repurchase program

Comerica Bank

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Funding and Maturity Profile

Debt Profile by Maturity[1]

($ in millions)



Subordinated Notes
Senior Notes
600
650
500
350
400
2015[2]
2016
2017
2019
2020+[2]

Funding Profile At March 31, 2015



Interest-Bearing Deposits $30.2B 45%
Noninterest-Bearing Deposits $27.4B 40%
Wholesale Debt $2.8B 4%
Equity $7.5B 11%

At 3/31/15 • [1]Face value at maturity • [2]$300MM of subordinated notes matured on 5/1/15; Issued $500MM 5-year senior debt on 6/2/15, maturing in 2020 which is not included in the chart above.

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	**S&P**	**Moody's**	**Fitch**
Peer Banks	Cullen Frost	A	A2	--
	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB+	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB	Baa3	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa1	A

As of 6/3/15 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/15	12/31/14	3/31/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1]	n/a	7,169	6,962	6,895	6,705	
Risk-weighted assets[1]	n/a	68,273	65,788	64,825	66,115	
Tier 1 and Tier 1 common capital ratio	***n/a***	***10.50%***	***10.58%***	***10.64%***	***10.14%***	
Common shareholders' equity	$7,500	$7,402	$7,283	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635
Less: Other intangible assets	15	15	16	17	22	32
Tangible common equity	$6,850	$6,752	$6,632	$6,498	$6,282	$6,198
Total assets	$69,336	$69,190	$65,681	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635
Less: Other intangible assets	15	15	16	17	22	32
Tangible assets	$68,686	$68,540	$65,030	$64,572	$64,409	$60,338
Common equity ratio	*10.82%*	*10.70%*	*11.09%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.97***	***9.85***	***10.20***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,500	$7,402	$7,283	$7,150	$6,939	$6,865
Tangible common equity	$6,850	$6,752	$6,632	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	178	179	182	182	188	197
Common shareholders' equity per share of common stock	*$42.12*	*$41.35*	*$40.09*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***38.47***	***37.72***	***36.50***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with Basel I risk-based capital rules in effect through 12/31/14. Effective 1/1/15, regulatory capital components and risk-weighted assets are defined by and calculated in conformity with Basel III risk-based capital rules. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined by Basel I risk-based capital rules.

n/a – not applicable.

Comerica Bank

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Comerica Bank
relationships